Exhibit 99.1

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Yahoo! Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on July 30, 2002 (the “Report”), Terry S. Semel, as Chief Executive Officer of the Company, and Susan L. Decker, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his and her knowledge, respectively, that:

                (1)           The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

                (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terry S. Semel
Terry S. Semel
Chief Executive Officer
Date: August 14, 2002

/s/ Susan L. Decker
Susan L. Decker
Chief Financial Officer
Date: August 14, 2002

This certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.